UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 17, 2002
                      ------------------------------------
                Date of Report (Date of earliest event reported)

                           APPIANT TECHNOLOGIES, INC.
               ---------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                   0-21999                  84-1360852
         -----------                 ----------              ---------------
(State or other Jurisdiction    (S.E.C. File Number)         (IRS Employer
     of Incorporation)                                     Identification No.)

                                6663 Owens Drive
                              Pleasanton, CA 94588
                          ----------------------------
          (Address of principal executive offices, including zip code)

                                 (925) 251-3200
                               -------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                               ------------------
          (Former name or former address, if changed since last report)


Item  5.  Other  events.

     On October 10, 2002, the Company received notice from NASDAQ indicating that, in addition to shareholder approval and bid price deficiencies set forth in Marketplace Rules 4350(i)(1)(B) and 4350(i)(1)(D)(ii), the Company does not comply with the annual meeting and proxy requirements set forth in Marketplace Rule 4815(b) and the Company's securities are subject to delisting from the NASDAQ Small Cap Market.

     The Company included annual meeting and proxy information that would allow it to regain compliance with Marketplace Rule 4815(b), with it formal submission to the Nasdaq Listing Qualifications Hearing Panel hearing scheduled for October 17, 2002 and the delisting of the Company's securities will be stayed pending the Panel's decision. There can be no assurance that the Panel will grant the Company's request for continued listing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Appiant Technologies, Inc.
                                       --------------------------------


October 17, 2002             By:  /s/  Douglas S. Zorn
---------------                        --------------------------------
                                       Douglas S. Zorn
                                       President & CEO